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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 22, 2006


                                VCA ANTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                   001-16783                 95-4097995
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)          Identification No.)


                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
               (Address of Principal Executive Offices, Zip Code)

                                 (310) 571-6500
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS.

     On May 22, 2006, VCA Antech, Inc. amended its 2006 Equity Incentive Plan to delete certain provisions, as more specifically described below. The 2006 Equity Incentive Plan was unanimously approved by our Board of Directors on March 7, 2006, and submitted to our stockholders as part of our definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2006, for their approval at our annual meeting to be held on June 5, 2006.

     We amended our 2006 Equity Incentive Plan as follows:

     Section 3.3(j) of the 2006 Equity Incentive Plan was amended to delete the following provision:

     "(provided, however, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock subject to an Option and the exercise price, shall not constitute an impairment of the Participant's rights that requires consent)"

     Section 13.4 of the 2006 Equity Incentive Plan was amended to delete the following sentence:

     "However, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value and the exercise price, shall not be an impairment of the Participant's rights that requires consent of the Participant."

     Section 13.5 of the 2006 Equity Incentive Plan was amended to delete the following sentence:

     "For the avoidance of doubt, the cancellation of a vested Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock underlying the Option and the aggregate exercise price, shall not be an impairment of the Participant's rights that requires consent of the Participant."


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



May 22, 2006                       VCA ANTECH, INC.


                                   By:      /s/ Tomas W. Fuller
                                            ------------------------------------
                                   Name:    Tomas W. Fuller
                                   Title:   Chief Financial Officer